UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

Commission File Number: 000-33265

ADIA NUTRITION, INC.
(Exact name of registrant as specified in its charter)

nevada	35-2829671
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4421 Gabriella Ln., Winter Park, FL, 32792

(Address of principal executive offices)(Zip Code)

(321) 231-2843

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act: Common A Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 19, 2026, Adia Nutrition, Inc. (the “Company”) entered into an engagement letter (the “Engagement Letter”) dated August 14, 2026 with Lucosky Brookman LLP (the “Firm”) pursuant to which the Firm will act as counsel to the Company with respect to the Company’s planned uplisting from the OTC Markets to the NASDAQ Capital Market or a similar senior exchange and the Company’s contemplated bridge financing transaction (the “Bridge Financing”).

The scope of services under the Engagement Letter for the uplisting and Bridge Financing (the “Uplist and Bridge Financing Services”) includes, but is not limited to:

(a)	the preparation and/or review and filing of a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”);

(b)	conducting any necessary due diligence on the Company related to the Registration Statement and the Bridge Financing;

(c)	preparation and filing of any responses to SEC comments and filing of any amendments related to the Registration Statement;

(d)	preparation and filing of the Company’s application for listing of its securities onto a nationally recognized securities exchange, including any responses to comments and amendments;

(e)	advising on the structure, negotiation, preparation and review of the definitive agreements and related documentation for the Bridge Financing, including any securities law, corporate governance and regulatory matters arising in connection therewith; and,

(f)	assisting the Company with any general corporate matters related to the Registration Statement, the listing application and the Bridge Financing. Fees for the Uplist and Bridge Financing Services are fixed at $150,000 (the “Uplist and Bridge Financing Services Fee”); provided, however, that if the total amount of fees incurred for such services, calculated in accordance with the Firm’s hourly billing rates, exceeds 115% of the Uplist and Bridge Financing Services Fee, the Company shall pay, in addition to the Uplist and Bridge Financing Services Fee, the amount by which such total hourly fees exceed 115% of the Uplist and Bridge Financing Services Fee.

The Uplist and Bridge Financing Services Fee is payable as follows:

(i)	$30,000 upon the closing of the Bridge Financing;

(ii)	$50,000 upon the filing of the Registration Statement with the SEC; and,

(iii)	the remaining balance of the Uplist and Bridge Financing Services Fee, together with any additional amounts owing as described above, upon the closing of the uplisting transaction.

The Engagement Letter also provides that the Firm will act as counsel with respect to certain securities work related to the Exchange Act, including (a) periodic Exchange Act filings on Form 10-K and Form 10-Q; (b) Section 16 filings on Form 3, Form 4 and Form 5 for executive officers of the Company; (c) basic Exchange Act filings on Form 8-K (not including financings, acquisitions, divestitures or other non-ordinary course transactions); and (d) reviewing basic press releases on behalf of the Company (the “SEC Services”).

Upon the Company listing its securities onto Nasdaq or The New York Stock Exchange, the SEC Services shall be billed on a monthly fixed-fee basis in the amount of $8,000 per month, beginning on the first day of the month after such listing. Fees for additional services not otherwise described in the Engagement Letter shall be billed on an hourly basis unless a fixed fee has been mutually agreed. The Firm’s hourly rates are: (a) partners, $600 to $995 per hour; (b) associates and counsel, $450 to $650 per hour; and (c) law clerks and legal assistants, $300 to $400 per hour (subject to change). The Company is responsible for reimbursement of expenses incurred by the Firm in connection with the representation. The Engagement Letter contains customary terms and conditions, including provisions regarding payment of invoices, late fees, engagement of third-party counsel (with Company pre-approval), conflict waivers for unrelated matters, indemnification and hold-harmless obligations in favor of the Firm, the possible issuance of Company common shares as payment (with related acknowledgments regarding fairness and potential conflicts), a security interest in the Company’s assets to secure outstanding obligations, governing law of the State of New York, and exclusive jurisdiction in the courts of the State of New York. The Engagement Letter is effective retroactively as of the first date the Firm performed legal services for the Company. Either party may terminate the Engagement Letter upon written notice, subject to payment of outstanding amounts.

The foregoing description of the Engagement Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Engagement Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Engagement Letter between Adia Nutrition, Inc. and Lucosky Brookman LLP (dated August 19, 2026)
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADIA Nutrition, Inc.

Date: August 24, 2026	By: /s/ Larry Powalisz Name: Larry Powalisz Title: Chief Executive Officer

ADIA Nutrition, Inc.

Date: August 24, 2026	By: /s/ Rebecca Miller Name: Rebecca Miller Title: Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Position	Date

/s/ Larry Powalisz	Chief Executive Officer and Director	August 24, 2026
Larry Powlalisz

/s/ Rebecca Miller	Chief Financial Officer	August 24, 2026
Rebecca Miller

/s/ Evan Thomas	Director	August 24, 2026
Evan Thomas

/s/ Kalpesh Barot	Director	August 24, 2026
Kalpesh Barot

/s/ Monica Sher	Director	August 24, 2026
Monica Sher

/s/ Richard Edwards	Director	August 24, 2026
Richard Edwards

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